PBHG INSURANCE SERIES FUND, INC.

                         SUPPLEMENT DATED MARCH 20, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2000


     This Supplement updates certain information contained in the Prospectus. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-347-9256.

     Effective March 21, 2001, the PBHG Growth II Portfolio is managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is the President and Chief Investment Officer of the Adviser and has been a growth stock manager for over 30 years.

     Effective March 21, 2001, the PBHG Technology & Communications Portfolio is managed by Pilgrim Baxter's technology team, led by Michael Ma, who currently manages the PBHG Global Technology & Communications Fund of The PBHG Funds, Inc. Mr. Ma joined Pilgrim Baxter in October 1999 as a senior technology analyst. Prior to joining Pilgrim Baxter, Mr. Ma worked for two and one-half years as an equity research analyst in the Telecommunications Services Group of Deutsche Bank Securities, Inc. Prior to that, Mr. Ma worked for four years at United States Trust Company of New York, initially as a research assistant concentrating on the technology sector and subsequently as a portfolio manager.